UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of

the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported)  October 27, 2006

DYNTEK, INC.

(Exact name of Registrant as Specified in Its Charter)

Delaware	1-11568	95-4228470
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No)

19700 Fairchild Road, Suite 230, Irvine, California 92612
(Address of principal executive offices)

(949) 955-0078
(Registrant’s telephone number, including area code)

Not Applicable
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐                                    Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐                                    Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐                                    Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐                                    Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01                     Entry into a Material Definitive Agreement

On October 27, 2006, DynTek, Inc., a Delaware corporation (“DynTek”), DynTek Canada Inc., an Ontario corporation and wholly-owned subsidiary of DynTek (the “Buyer”), Sensible Security Solutions Inc., an Ontario corporation (the “Seller”), 3849597 Canada, Inc., a Canadian corporation and 100% owner of the Seller (the “Shareholder”), and Paul Saucier, an individual and 100% owner of the Shareholder entered into an Asset Purchase Agreement (the “Asset Purchase Agreement”) pursuant to which the Buyer agreed to purchase from the Seller substantially all of the assets of the Seller (the “Purchased Assets”).

In consideration for the Purchased Assets, the Buyer agreed to pay the Seller at closing a cash payment of $1,200,000, subject to a minimum of $250,000 in working capital, and 1,485,148 shares of DynTek’s common stock, based upon a per share value of $0.202.  In addition, the Buyer has agreed to make additional payments over a three-year period based upon the achievement of certain EBITDA performance targets.  Such payments will be paid using a combination of cash and DynTek common stock, at DynTek’s election, provided that at least half of the payments will be in cash.

DynTek will file a copy of the Asset Purchase Agreement as an exhibit to its next Quarterly Report on Form 10-Q.  The foregoing description of the Asset Purchase Agreement is qualified in its entirety by reference to the full text of the Asset Purchase Agreement.

Item 2.01               Completion of Acquisition or Disposition of Assets

The information set forth in Item 1.01 is incorporated by reference into this Item 2.01 with respect to the purchase of substantially all of the assets of SSS pursuant to the Asset Purchase Agreement.

Item 3.02               Unregistered Sales of Equity Securities

The information set forth in Item 1.01 is incorporated by reference into this Item 3.02 with respect to the agreement to issue shares to SSS pursuant to the Asset Purchase Agreement.

The Seller is a corporation organized under the laws of Ontario, Canada.  Accordingly, the exemption from registration provided by Regulation S, promulgated under the Securities Act of 1933, as amended, is being relied upon in connection with the issuance of shares of DynTek common stock to the Seller under the Asset Purchase Agreement.

Item 7.01               Regulation FD Disclosure

On October 31, 2006, DynTek issued a press release announcing the consummation of the Asset Purchase Agreement, a copy of which is attached hereto as Exhibit 99.1 and is incorporated herein by this reference.

The foregoing information is furnished pursuant to Item 7.01 and shall not be deemed “filed” for the purposes of Section 18 of the Securities Exchange Act of 1934, as amended, or otherwise subject to the liability of that section, nor shall it be deemed incorporated by reference in any filing under the Securities Act of 1933, as amended, except as shall be expressly set forth by specific reference in such a filing.

Item 9.01                     Financial Statements and Exhibits

(d)           Exhibits

Exhibit Number	Description
99.1	Press Release issued by DynTek, Inc. on October 31, 2006.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

DYNTEK INC.

Date: November 2, 2006	By:	\s\ Mark E. Ashdown
Mark E. Ashdown Chief Financial Officer

EXHIBIT INDEX

Exhibit Number	Description
99.1	Press Release issued by DynTek, Inc. on October 31, 2006.